UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 20, 2013

STRYKER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Michigan

(State or Other Jurisdiction

of Incorporation)

0-9165	38-1239739
(Commission File Number)	(IRS Employer Identification No.)

2825 Airview Boulevard, Kalamazoo, Michigan	49002
(Address of Principal Executive Offices)	(Zip Code)

(269) 389-2600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 25, 2013, Stryker Corporation (the “Company”) completed a public offering of $600 million aggregate principal amount of its 1.300% Notes due 2018 (the “2018 Notes”) and $400 million aggregate principal amount of its 4.100% Notes due 2043 (the “2043 Notes” and, together with the 2018 Notes, the “Notes”). The Notes were offered by the Company pursuant to its Automatic Shelf Registration Statement on Form S-3 (File No. 333-186593) and the Prospectus included therein, filed with the Securities and Exchange Commission on February 28, 2013 and supplemented by the Prospectus Supplement dated March 20, 2013.

The Company entered into an Underwriting Agreement, dated March 20, 2013 (the “Underwriting Agreement”) among the Company and Barclays Capital Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein (together, the “Underwriters”), in connection with the issuance and sale by the Company of the Notes. Pursuant to the Underwriting Agreement, the Company agreed to sell the Notes to the Underwriters, and the Underwriters agreed to purchase the Notes for resale to the public. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The Notes were issued under an Indenture, dated January 15, 2010 (the “ Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Fourth Supplemental Indenture and Fifth Supplemental Indenture, each dated March 25, 2013, and each between the Company and the Trustee (together, the “Supplemental Indentures,” and the Base Indenture as so supplemented, the “Indenture”). The 2018 Notes will bear interest at a rate of 1.300% per year and the 2043 Notes will bear interest at a rate of 4.100% per year. Interest on the Notes is payable on April 1 and October 1 of each year, commencing on October 1, 2013. The 2018 Notes will mature on April 1, 2018 and the 2043 Notes will mature on April 1, 2043. Upon 30 days’ notice to holders of the Notes, the Company may redeem the Notes for cash in whole, at any time, or in part, from time to time, prior to maturity, at redemption prices that include accrued and unpaid interest and a make-whole premium, as specified in the Indenture. However, no make-whole premium will be paid for redemptions of the 2043 Notes on or after October 1, 2042.

The public offering price of the 2018 Notes was 99.565% of the principal amount and the public offering price of the 2043 Notes was 98.588% of the principal amount. The Company expects to receive net proceeds of approximately $983 million, after deducting the underwriting discount and estimated expenses. The Company intends to use the net proceeds from the offering for working capital and other general corporate purposes, including acquisitions, stock repurchases and other business opportunities.

The Company may issue additional debt from time to time pursuant to the Indenture. The Indenture contains covenants that limit the Company’s ability to, among other things, incur certain liens securing indebtedness, engage in certain sale and leaseback transactions, and enter into certain consolidations, mergers, conveyances, transfers or leases of all or substantially all of the Company’s assets. Subject to certain limitations, in the event of the occurrence of both (1) a change of control of the Company and (2) a downgrade of the Notes below investment grade rating by both Moody’s Investors Services, Inc. and Standard & Poor’s Ratings Services within a specified time period, the Company will be required to make an offer to repurchase the Notes at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to the date of repurchase.

The foregoing description of the Underwriting Agreement, Base Indenture and Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, which are filed as Exhibits 1.1, 4.1, 4.2 and 4.3 hereto, respectively, and incorporated herein by reference.

The Underwriters and their affiliates have performed, from time to time, and may in the future perform, various investment banking, commercial lending, financial advisory and other services for the Company for which they received or will receive customary fees and expenses.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 above with respect to the Notes is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

The agreements included as exhibits to this Current Report on Form 8-K contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

(d)	Exhibits

1.1	Underwriting Agreement, dated March 20, 2013, between Stryker Corporation and Barclays Capital Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein.

4.1	Indenture, dated January 15, 2010, between Stryker Corporation and U.S. Bank National Association. – Incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K, dated January 15, 2010 (Commission File No. 000-09165).

4.2	Fourth Supplemental Indenture (including the form of 2018 note), dated March 25, 2013, between Stryker Corporation and U.S. Bank National Association.

4.3	Fifth Supplemental Indenture (including the form of 2043 note), dated March 25, 2013, between Stryker Corporation and U.S. Bank National Association.

5.1	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes.

5.2	Opinion Letter of Warner Norcross & Judd LLP regarding the validity of the Notes.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1).

23.2	Consent of Warner Norcross & Judd LLP (included as part of Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRYKER CORPORATION
(Registrant)

March 25, 2013	/s/ Dean H. Bergy
Date	Dean H. Bergy Interim Chief Financial Officer and Vice President, Corporate Secretary

Exhibit Index

Exhibit	Description

1.1	Underwriting Agreement, dated March 20, 2013, between Stryker Corporation and Barclays Capital Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein.

4.1	Indenture, dated January 15, 2010, between Stryker Corporation and U.S. Bank National Association. – Incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K, dated January 15, 2010 (Commission File No. 000-09165).

4.2	Fourth Supplemental Indenture (including the form of 2018 note), dated March 25, 2013, between Stryker Corporation and U.S. Bank National Association.

4.3	Fifth Supplemental Indenture (including the form of 2043 note), dated March 25, 2013, between Stryker Corporation and U.S. Bank National Association.

5.1	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes.

5.2	Opinion Letter of Warner Norcross & Judd LLP regarding the validity of the Notes.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1).

23.2	Consent of Warner Norcross & Judd LLP (included as part of Exhibit 5.2).